                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



          The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON and KEVIN J. McNAMARA as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, l993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 18, 1994



                                                  /s/ J. Peter Grace
                                                  -----------------------------
                                                  J. Peter Grace

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



          The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON and KEVIN J. McNAMARA as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 21, 1994


                                                  /s/ Edward L. Hutton
                                                  -----------------------------
                                                  Edward L. Hutton

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



          The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON and KEVIN J. McNAMARA as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 18, 1994


                                                  /s/ James A. Cunningham
                                                  -----------------------------
                                                  James A. Cunningham

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



          The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON and KEVIN J. McNAMARA as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 18, 1994


                                                  /s/ James H. Devlin
                                                  -----------------------------
                                                  James H. Devlin

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



          The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON and KEVIN J. McNAMARA as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 20, 1994


                                                  /s/ Charles H. Erhart, Jr.
                                                  -----------------------------
                                                  Charles H. Erhart, Jr.

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



          The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON and KEVIN J. McNAMARA as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 18, 1994


                                                  /s/ Joel F. Gemunder
                                                  -----------------------------
                                                  Joel F. Gemunder

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



          The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON and KEVIN J. McNAMARA as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 22, 1994


                                                  /s/ Neal Gilliatt
                                                  -----------------------------
                                                  Neal Gilliatt

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



          The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON and KEVIN J. McNAMARA as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 18, 1994


                                                  /s/ William R. Griffin
                                                  -----------------------------
                                                  William R. Griffin

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



          The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON and KEVIN J. McNAMARA as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 17, 1994


                                                  /s/ Will J. Hoekman
                                                  -----------------------------
                                                  Will J. Hoekman

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



          The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON and KEVIN J. McNAMARA as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 17, 1994


                                                  /s/ Thomas C. Hutton
                                                  -----------------------------
                                                  Thomas C. Hutton

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



          The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON and KEVIN J. McNAMARA as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 18, 1994


                                                  /s/ Jon D. Krahulik
                                                  -----------------------------
                                                  Jon D. Krahulik

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



          The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON and KEVIN J. McNAMARA as her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 21, 1994


                                                  /s/ Sandra E. Laney
                                                  -----------------------------
                                                  Sandra E. Laney

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



          The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON and KEVIN J. McNAMARA as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 16, 1994


                                                  /s/ Kevin J. McNamara
                                                  -----------------------------
                                                  Kevin J. McNamara

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



          The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON and KEVIN J. McNAMARA as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 21, 1994


                                                  /s/ Timothy S. O'Toole
                                                  -----------------------------
                                                  Timothy S. O'Toole

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



          The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON and KEVIN J. McNAMARA as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 18, 1994


                                                  /s/ D. Walter Robbins, Jr.
                                                  -----------------------------
                                                  D. Walter Robbins, Jr.

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



          The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON and KEVIN J. McNAMARA as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 17, 1994


                                                  /s/ Arthur V. Tucker
                                                  -----------------------------
                                                  Arthur V. Tucker

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



          The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON and KEVIN J. McNAMARA as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 17, 1994


                                                  /s/ Paul C. Voet
                                                  -----------------------------
                                                  Paul C. Voet

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



          The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON and KEVIN J. McNAMARA as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 21, 1994


                                                  /s/ John M. Mount
                                                  -----------------------------
                                                  John M. Mount